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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                      Date of  Report:  September 24, 1997



                                   FINA, Inc.
             (Exact name of registrant as specified in its charter)


Delaware                            1-4014                     13-1820692
(State or other                (Commission File             (I.R.S. Employer
Jurisdiction of                     Number)                  Identification
Incorporation)                                                   Number)


                                 P. O. Box 2159
                              Dallas, Texas  75221
               (Address of principal executive offices, Zip Code)

              Registrant's telephone number, including area code:
                                 (214) 750-2400
                                 --------------
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Item 5.       OTHER EVENTS

              The Company announced its intention to enter into a material venture with BASF Corporation to jointly build a steam cracker on the Company's refinery site in Port Arthur, Texas. The facility is expected to represent an approximate $350 million investment by the Company and is scheduled for start-up at the end of the year 2000. The Company further updates the matter by the attachment of the Company's News Release issued on September 24, 1997.


Item 7.       Financial Statements and Exhibits

              (c)  Exhibits

                     News Release dated September 24, 1997.
                       (Released by the Company)



FINA, Inc.
(Registrant)


/s/ CULLEN M. GODFREY
-------------------------------------------
Cullen M. Godfrey, Senior Vice President,
Secretary and General Counsel


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                              INDEX TO EXHIBITS



EXHIBIT
NUMBER        DESCRIPTION
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
 99.1         News Release dated September 24, 1997.  (Released by the Company)